UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed in a Form 8-K filed by Babcock & Wilcox Enterprises, Inc., a Delaware corporation, (the “Company”) with the Securities and Exchange Commission (the “Commission”) on May 7, 2021, on May 7, 2021, the Company closed an underwritten public offering of 4,000,000 shares of the Company’s 7.75% Series A Cumulative Perpetual Preferred Stock (the “Preferred Stock”). The offering was conducted pursuant to an underwriting agreement (the “Underwriting Agreement”), dated May 4, 2021, by and among the Company and B. Riley Securities, Inc., as representative of the several underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to 600,000 additional shares of Preferred Stock. On May 24, 2021, the Underwriters exercised the option to purchase 444,700 shares of Preferred Stock, and the issuance of the Preferred Stock was completed on May 26, 2021. The Company received net proceeds of $10,672,800 from the sale of Preferred Stock pursuant to the Underwriters’ option, after deducting underwriting commission and expenses.

The shares of Preferred Stock sold pursuant to the Underwriters’ option were offered under to the Company’s shelf registration statement on Form S-3 (Registration No. 333-255428) initially filed with the Commission on April 22, 2020 and declared effective by the Commission on April 30, 2021. A final prospectus supplement relating to the offering was filed with the Commission on May 6, 2021.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
5.1	Opinion of O’Melveny & Myers LLP (incorporated by reference to Exhibit 5.1 of the Current Report on Form 8-K filed by Babcock & Wilcox Enterprises, Inc. on May 7, 2021).
23.1	Consent of O’Melveny & Myers LLP (incorporated in Exhibit 5.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

Date: June 1, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)